UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024 (March 6, 2024)

CHARGE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212)921-2100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	CRGE	*

* Charge Enterprises' securities began trading exclusively on the over-the-counter market on February 29, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.        Entry into a Material Definitive Agreement.

As previously disclosed, on February 27, 2024, Charge Enterprises, Inc. (sometimes referred to herein as “Company,” “we,” “us,” “our,” “Charge” or the “Debtor”) entered into a Restructuring and Plan Support Agreement (including all exhibits, annexes and schedules thereto, the “RSA”) with two affiliate entities of Arena Investors, LP (“Arena”) that are holders of, among other securities of the Company, the Company’s notes payable dated May 19, 2021 and December 17, 2021 (collectively, the “Notes”), which RSA provides for a comprehensive restructuring of the Debtor through a prepackaged plan of reorganization (the “Plan”) to be implemented through the commencement of the voluntary chapter 11 case (the “Chapter 11 Case”) by the Company in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) pursuant to chapter 11 (“Chapter 11”) of title 11 of the United States Code (the “Bankruptcy Code”) set forth below.

The information in Item 1.03 below under the heading “DIP Financing” is incorporated by reference into this Item 1.01.

Item 1.03.        Bankruptcy or Receivership.

Chapter 11 Filing

On March 7, 2024, the Company filed a voluntary petition for relief under Chapter 11 in the Bankruptcy Court. Charge continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company sought approval of a variety of “first day” motions containing customary relief intended to assure the Debtor’s ability to continue its ordinary course operations, and a hearing on the first-day motions was held on March 8, 2024.

Orders granting all of the requested “first day” relief were entered on March 11, 2024, and, as to the first order, March 12, 2024. Included among the approved orders were:

1.	an order approving debtor-in-possession financing and use of cash collateral on an interim basis (the “Interim DIP Order”) [Dkt. 59], described in more detail below;
2.
an order (a) scheduling a hearing to seek approval of the Debtor’s combined disclosure statement (the “Disclosure Statement”) and the Plan (the Plan, together with the Disclosure Statement, the “Combined DS & Plan”), (b) establishing an objection deadline for the Combined DS & Plan, (c) approving solicitation and notice procedures for the Combined DS & Plan, (d) approving notice and objection procedures for executory contracts, and (e) addressing the requirements regarding the filing of the Debtor’s statements of assets and liabilities and schedules of financial affairs (the “Solicitation Procedures Order”) [Dkt. 58], described in more detail below;

3.
an order establishing notification procedures and approving restrictions on certain transfers of, or worthless stock deductions with respect to, stock of the Debtor on an interim basis (the “Interim Stock Procedures Order”) [Dkt. 54], described in more detail below;

4.	an order authorizing the Debtor to pay certain claims of trade creditors [Dkt. 51];
5.	an order authorizing the Debtor to pay outstanding pre-petition employee obligations and continue employee benefit programs [Dkt. 53];
6.	an order allowing the Debtor to continue to use its existing bank accounts and cash management system [Dkt. 55];
7.
an order authorizing the Debtor to redact certain personally identifiable information and modifying certain notice requirements related to equity security holders [Dkt. 52] (the “Notice Procedures Order”); and

8.
an order approving Epiq Corporate Restructuring, LLC (“Epiq”) as the Claims and Noticing Agent, including maintaining the publicly-available website for the Bankruptcy Case available at: https://dm.epiq11.com/case/charge-enterprises/info [Dkt. 50].  The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

DIP Financing

Pursuant to the Interim DIP Order (the “Interim DIP Order”), formally titled the Interim Order (A) Authorizing the Debtor to (I) Use Cash Collateral, (II) Obtain Senior Secured Superpriority Postpetition Financing and Granting Liens and Superpriority Administrative Claims, and (III) Provide Adequate Protection; (B) Scheduling a Final Hearing; and (C) Granting Related Relief, the Company and AI Amped I, LLC, an affiliate of Arena (the “DIP Lender”) have agreed to enter into a multiple-draw secured term loan credit facility in an maximum principal amount of up to $10.0 million (or such greater amount as approved by the DIP Lender in its sole discretion) subject to the terms and conditions set forth in a term sheet executed by the Debtor and the DIP Lender. Per the Interim DIP Order, and subject to entry of a final order approving the DIP Facility and the execution of definitive documentation, the Company anticipates it will have sufficient capital to continue operations through the conclusion of the Chapter 11 Case.

The foregoing summary of the Interim DIP Order and the DIP Term Sheet does not purport to be complete and is qualified in its entirety by reference to the Interim DIP Order, including the DIP Term Sheet as Exhibit 1 thereto, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

       Solicitation Procedures Order

Under the Solicitation Procedures Order, formally titled the Order (I) Scheduling a Combined Disclosure Statement Approval and Plan Confirmation Hearing, (II) Establishing a Plan and Disclosure Statement Objection Deadline and Related Procedures, (III) Approving Solicitation and Related Procedures, (IV) Approving the Notice Procedures, (V) Approving Notice and Objection Procedures for the Assumption Assignment, and Rejection of Executory Contracts and Unexpired Leases, and (VI) Extending the Time and, Upon Confirmation, Waiving the Requirements that Statements and Schedules be Filed and a Creditors’ Meeting be Convened, the Bankruptcy Court will hold a hearing on April 23, 2024 at 1:00 p.m. (prevailing Eastern Time) to consider, among other things, the adequacy and confirmation of the Combined DS & Plan.  Any objections to the Combined DS & Plan must:

●	be in writing;

●	comply with the Bankruptcy Rules and the Local Rules;

●	state the name and address of the objecting party and the amount and nature of the Claim or Interest beneficially owned by such entity (as each such term is defined by the Bankruptcy Code);

●	state with particularity the legal and factual basis for such objections, and, if practicable, a proposed modification to the Combined D.S. and Plan that would resolve such objection; and

●
be filed with the Bankruptcy Court with proof of service thereof and served so as to be actually received no later than 4:00 p.m. (prevailing Eastern Time) on April 12, 2024, by (i) proposed counsel to the Debtor, Faegre Drinker Biddle & Reath LLP, 222 Delaware Ave., Suite 1410, Wilmington, DE 19801, Attn: Patrick Jackson (patrick.jackson@faegredrinker.com), Ian Bambrick (ian.bambrick@faegredrinker.com) and Sarah Silveira (sarah.silveira@faegredrinker.com); (ii) counsel to any official committee of unsecured creditors appointed in this Chapter 11 Case; (iii) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Federal Building, 844 King Street, Suite 2207, Lockbox 35, Wilmington, DE 19801, Attn: Rosa Sierra-Fox, Esq. (rosa.sierra-fox@usdoj.gov); and (iv) counsel to the DIP Lender, White & Case LLP, 1221 Avenue of the Americas, New York, New York 10020, Attn: Harrison Denman (harrison.denman@whitecase.com), Laura Garr (laura.garr@whitecase.com), and Trudy Smith (trudy.smith@whitecase.com), and Richards, Layton & Finger, P.A., 920 N. King Street | Wilmington, DE 19801, Attn: Paul N. Heath (heath@rlf.com) and Amanda R. Steele (steele@rlf.com).

The foregoing summary of the Solicitation Procedures Order does not purport to be complete and is qualified in its entirety by reference to the Solicitation Procedures Order, which is furnished as Exhibit 99.1 to this Form 8-K.

Additional information is set forth in the Notice of (A) Commencement of Prepackaged Chapter 11 Bankruptcy Cases, (B) Combined Hearing on the Debtor’s Combined Disclosure Statement and Prepackaged Chapter 11 Plan of Reorganization, and Related Matters, (C) Assumption of Executory Contracts and Unexpired Leases and Cure Costs, (D) Objection Deadlines, and (E) Summary of the Plan of Reorganization (the “Combined Hearing Notice”).  The Combined Hearing Notice is furnished as Exhibit 99.2 to this Form 8-K.

Interim Stock Procedures Order

Under the Interim Stock Procedures Order, formally titled the Interim Order (I) Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Shares of, or Worthless Stock Deductions with Respect to, Stock of the Debtor and (II) Granting Related Relief, the Bankruptcy Court established procedures surrounding certain transfers of common stock of the Debtor and restricting the ability of certain shareholders to take worthless stock deductions on their income tax returns with respect to their shares in the Debtor.  Under the Interim Stock Procedures Order, any purchase, sale, or other transfer of, or claim of worthlessness with respect to, the common stock of the Debtor in violation of the procedures set forth therein will be null and void.  All registered holders of common stock of the Debtor have been served with a copy of the Combined Hearing Notice as required by the Interim Stock Procedures Order.  For a full description of these procedures, a copy of the Interim Stock Procedures Order, as well as all other orders entered in the Chapter 11 Case including the Interim DIP Order and the Solicitation Procedures Order, is available free of charge on the Debtor’s restructuring website at https://dm.epiq11.com/ChargeEnterprises, via PACER on the Court’s website at https://ecf.deb.uscourts.gov for a fee, or may be obtained upon request of the Debtor’s proposed counsel by contacting Cathy Greer, paralegal, at 302-467-4216 or cathy.greer@faegredrinker.com).  The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

The foregoing summary of the Interim Stock Procedures Order does not purport to be complete and is qualified in its entirety by reference to the Interim Stock Procedures Order, which is furnished as Exhibit 99.3 to this Form 8-K.

Item 2.03.        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.03 below under the heading “DIP Financing” is incorporated by reference into this Item 2.03.

Item 2.04.        Triggering Events that Accelerate or Increase a Direct Financial Obligation or and Obligation under an Off-Balance Sheet Arrangement

As previously disclosed, Charge received a foreclosure notice from an affiliate of Arena related to the Notes. In connection with the entry into RSA, Arena suspended further foreclosure efforts. In addition, any efforts to enforce the payment obligations under the Notes, including the commencement of the auction sale, are automatically stayed as a result of the commencement of the Chapter 11 Case described in Item 1.03 above, and the lenders’ rights of enforcement in respect of the Notes are subject to the applicable provisions of the Bankruptcy Code.

The commencement of the Chapter 11 Case may also constitute a cross-default under certain other of the Company’s debt instruments and agreements that contain cross-default provisions, including the Loan Agreement dated October 21, 2022, by and between the Company’s wholly-owned subsidiaries, Nextridge, Inc. and ANS Advanced Network Services, Inc. and Pioneer Bank (the “ANS Facility”) and the Business Loan Agreement dated June 19, 2007 by and between B W Electrical Services LLC and Provident Bank, as amended (the “BW Facility”). There are currently no amounts outstanding under the ANS Facility or the BW Facility.

Item 7.01.        Regulation FD Disclosure

Disclosure Statement

Pursuant to the RSA, the Company commenced and concluded the solicitation of votes on the Plan (the “Solicitation”) on March 6, 2024. In connection with the Solicitation, the Combined Plan & DS has been distributed to certain creditors of the Company that are entitled to vote under the Plan, a copy of which is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Any solicitation or offer will only be made pursuant to the Combined DS & Plan and only to such persons and in such jurisdictions as is permitted under applicable law.

The Plan

As detailed in the Combined DS & Plan filed with the Bankruptcy Court, the Plan effects a balance-sheet restructuring of the Debtor by cancelling all existing preferred and common stock in the Debtor and converting funded secured debt of the Debtor into new common stock of the post-effective date Debtor, while providing for payment in full of all administrative, priority (if any), secured (if any), and general unsecured (i.e., non-subordinated) claims against the Debtor that have been allowed pursuant to the Plan or under the Bankruptcy Code.

Pursuant to the Plan, the Debtor must timely file its Schedule E/F, which will alert creditors whether and in what amount the Debtor has scheduled their claims, and whether such claims are scheduled as contingent, unliquidated, or disputed so as to provide creditors with the information necessary for such creditor to determine whether it wants to file a proof of claim form by the applicable bar date under the Plan.

Once the Plan has gone effective, and except as explicitly provided for in the Plan, the Debtor will be discharged of all claims and all interests of the Debtor will be terminated.

Additional Information on the Chapter 11 Case

Court filings and information about the Chapter 11 Case, including the as-entered orders, can be found at a website maintained by the Debtors’ claims agent, Epiq, at htpps://dm.epiq11.com/ChargeEnterprises. The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

The information contained in this Item 7.01, including Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01             Other Events

In accordance with the Notice Procedures Order and the Interim Stock Procedures Order referred to in Item 1.03, on March [12], 2024, the Company filed this report to publicly furnish notice of the commencement of the Chapter 11 Case and notice of the entry of the Interim Stock Procedures Order, a description of the relief granted therein, and an explanation as to how interested parties may receive a copy of the Interim Stock Procedures Order.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities, including the Common Stock, during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its stockholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Notice Regarding Forward-Looking Information

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or Charge's future performance. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", “potential”, "continues", "forecasts", "projects", "predicts", "intends", "anticipates", "targets" or "believes", or variations of, or the negatives of, such words and phrases or state that certain actions, events or results "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement. Although Charge believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; the bankruptcy process, the Company’s ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Case; the effects of the Chapter 11 Case on the liquidity, results of operations and business of the Company and its subsidiaries; the possibility and timing of a foreclosure auction of Company assets; the Company’s ability to negotiate with its secured lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the Chapter 11 Case and going forward, the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other risks discussed in Charge’s filings with the U.S. Securities and Exchange Commission ("SEC"). Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this report speak only as of the date of this press release or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC, including the factors described in the section captioned “Risk Factors” of Charge’s Annual Report on Form 10-K filed with the SEC on March 15, 2023, and subsequent reports we file from time to time with the SEC, including Charge’s Quarterly Report on Form 10-Q filed with the SEC on November 8, 2023, which are available on the SEC's website at www.sec.gov. Charge disclaims any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1	Interim DIP Order, including the DIP Term Sheet as Exhibit 1 thereto.
99.1	Solicitation Procedures Order.
99.2	Combined Hearing Notice.
99.3	Interim Stock Procedures Order.
99.4	Debtor's Combined Disclosure Statement and Prepackaged Chapter 11 Plan of Reorganization.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned duly authorized.

Dated: March 12, 2024

CHARGE ENTERPRISES, INC.

By:	/s/ Leah Schweller
Leah Schweller Chief Financial Officer